UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 7, 2021

Date of Report (Date of earliest event reported)

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke HM 19, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(441) 295-4513

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange, Inc.
Series E 5.375% Preference Shares, Par Value $1.00 per share	RNR PRE	New York Stock Exchange, Inc.
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange, Inc.

ITEM 1.01	Entry into a Material Definitive Agreement.

On July 7, 2021, RenaissanceRe Holdings Ltd. (the “Company”) entered into an Underwriting Agreement pursuant to which the Company agreed to sell, and the underwriters named therein agreed to purchase, subject to and upon terms and conditions set forth therein, 20,000,000 shares of its newly designated depositary shares (the “Depositary Shares”), each of which represents a 1/1,000th interest in a share of its 4.20% Series G Preference Shares, par value $1.00 per share and a liquidation preference of $25,000 per share (equivalent to $25.00 per Depositary Share (representing $500 million in aggregate liquidation preference)) (the “Series G Preference Shares”). The public offering price was $25 per Depositary Share for an aggregate public offering price of $500 million. The offering was made pursuant to an effective shelf registration statement (Reg. No. 333-231720) and closed on July 12, 2021. A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

ITEM 3.03	Material Modification to Rights of Security Holders.

On July 12, 2021, the Company issued 20,000,000 Depositary Shares, each representing a 1/1,000th interest in a share of 4.20% Series G Preference Shares. Dividends on the Series G Preference Shares (and in turn, the Depositary Shares) will be payable on a non-cumulative basis only when, as and if declared by the Company’s board of directors, quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2021, at a rate equal to 4.20% of the liquidation preference per annum (equivalent to $1,050 per share and $1.05 per Depositary Share).

Pursuant to the Certificate of Designation, Preferences and Rights of 4.20% Series G Preference Shares (the “Certificate of Designation”), the Series G Preference Shares rank senior to the Company’s common shares and equally with the Company’s issued and outstanding 5.375% Series E Preference Shares (the “Series E Preference Shares”) and 5.750% Series F Preference Shares as to dividends and distributions of assets upon the Company’s liquidation, dissolution or winding up.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached hereto as Exhibit 4.2 and is incorporated by reference herein. The form of share certificate is attached hereto as Exhibit 4.1 and incorporated herein by reference.

In connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (the “Deposit Agreement”), dated July 12, 2021, with Computershare Inc. and Computershare Trust Company, N.A. as depositary, and holders from time to time of the depositary receipts.

The Deposit Agreement has been included as Exhibit 4.3 hereto and the form of Depositary Receipt has been included as Exhibit 4.4 hereto. The above description of the Deposit Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

ITEM 8.01	Other Events.

A legal opinion relating to the validity of the Series G Preference Shares is attached hereto as Exhibit 5.1.

A legal opinion as to the Depositary Shares is attached hereto as Exhibit 5.2.

On July 7, 2021, the Company issued a press release announcing its underwritten public offering of the Depositary Shares. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On July 12, 2021, the Company announced that it had issued a notice of mandatory redemption of all 11,000,000 of its Series E Preference Shares. The redemption is to take place on August 11, 2021. The redemption will be conducted pursuant to the terms of the Certificate of Designation, Preferences and Rights of the Series E Preference Shares. The redemption price will be $25.00 per Series E Preference Share, plus accrued and unpaid dividends to August 10, 2021.

On July 12, 2021, the Company issued a press release relating to the redemption of the Series E Preference Shares, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement dated as of July 7, 2021 among the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Share Certificate Evidencing the 4.20% Series G Preference Shares (1)

4.2	Certificate of Designation, Preferences and Rights of 4.20% Series G Preference Shares (1)

4.3	Deposit Agreement, dated July 12, 2021, among RenaissanceRe Holdings Ltd., Computershare, Inc. and Computershare Trust Company, N.A.(1)

4.4	Form of Depositary Receipt (1)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Willkie Farr & Gallagher LLP

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1)

23.2	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.2)

99.1	Press Release dated July 7, 2021 announcing the Company’s public offering of Depositary Shares

99.2	Press Release dated July 12, 2021 announcing the redemption of the Series E Preference Shares

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference to the Registration Statement on Form 8-A of the Company dated July 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2021

RENAISSANCERE HOLDINGS LTD.

By:	/s/ Shannon Lowry Bender

Name:	Shannon Lowry Bender
Title:	Senior Vice President,
Group General Counsel & Corporate Secretary

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